Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), Todd G. Simpson, PhD, Chief Executive Officer of Ditech Networks, Inc. (the “Company”), and William J. Tamblyn, the Chief Financial Officer of the Company, each hereby certify that, to the best of his knowledge:

1.             The Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2009, and to which this Certification is attached as Exhibit 32 (the “ Periodic Report ”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

2.             The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 9th day of March 2009.

/s/ TODD G. SIMPSON, PHD
Todd G. Simpson, PhD
PRESIDENT AND CHIEF EXECUTIVE OFFICER

/s/ WILLIAM J. TAMBLYN
William J. Tamblyn
CHIEF FINANCIAL OFFICER